UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010
Terreno Realty Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
(Address of principal executive offices) (Zip Code)
(415) 655-4580
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information set forth under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 30, 2010, Terreno Realty LLC, a wholly-owned subsidiary (the “Borrower”) of Terreno Realty Corporation (the “Company”), increased its existing senior revolving credit facility (the “Credit Facility”) from $50 million to $80 million by exercising the accordion feature under the Credit Facility and entering into an Amended and Restated Senior Revolving Credit Agreement (the “Amended Credit Agreement”) with KeyBank National Association, as administrative agent and as a lender, KeyBanc Capital Markets Inc., in its capacity as the lead arranger, and PNC Bank, National Association, and Union Bank, N.A., each of which entered into the Amended Credit Agreement as a lender.
     The amended credit facility (the “Amended Credit Facility”) under the Amended Credit Agreement continues to be guaranteed by the Company and by substantially all of the Borrower’s current and to-be-formed subsidiaries that own a “borrowing base property”. In addition, the Amended Credit Facility continues to be secured by a pledge of the Borrower’s equity interests in the subsidiaries that hold each of the borrowing base properties. Outstanding borrowings under the Amended Credit Facility are limited to the lesser of $80 million or 50% of the value of the borrowing base properties. Other than as described in this Current Report on Form 8-K, there were no other material amendments to the Credit Facility. There were no outstanding borrowings under the Amended Credit Facility as of December 31, 2010.
     A copy of the Amended Credit Agreement is attached hereto as Exhibit 10.1. The foregoing summary of the Amended Credit Facility is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Title
10.1*	Amended and Restated Senior Revolving Credit Agreement, dated as of December 30, 2010, among Terreno Realty LLC, KeyBank National Association, both individually as a “Lender” and as “Administrative Agent”, KeyBanc Capital Markets as “Lead Arranger,” and the several banks, financial institutions and other entities which may from time to time become parties as additional “Lenders”

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: January 5, 2011	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title
10.1*	Amended and Restated Senior Revolving Credit Agreement, dated as of December 30, 2010, among Terreno Realty LLC, KeyBank National Association, both individually as a “Lender” and as “Administrative Agent”, KeyBanc Capital Markets as “Lead Arranger,” and the several banks, financial institutions and other entities which may from time to time become parties as additional “Lenders”

*	Filed herewith